SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20509

                                FORM 8-K

                             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             January 29, 2007
                             ----------------
                             Date of Report
                   (Date of Earliest Event Reported)

                      WIZZARD SOFTWARE CORPORATION
                      ----------------------------
       (Exact Name of Registrant as Specified in its Charter)

      COLORADO                  000-33381                   87-0609860
      --------                  ---------                   ----------
   (State or other juris-   (Commission File No.)          (IRS Employee
  diction of incorporation)                                  I.D. No.)


                           5001 Baum Boulevard
                     Pittsburgh, Pennsylvania 15213
                     ------------------------------
               (Address of Principal Executive Offices)


                               (412) 621-0902
                               --------------
                        Registrant's Telephone Number

                                      N/A
                                      ---
          Former name or former address, if changed since last report

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  ---------------------------------------------

       On January 29, 2007, the Board of Directors of Wizzard Software Corporation, a Colorado corporation (the "Company"), unanimously consented to appoint John L. Busshaus as its Chief Financial Officer, to serve until the next annual meeting of the Company's stockholders or his prior resignation or termination.

       Mr. Busshaus is 43 years of age. He graduated from the Clarion University, Clarion, Pennsylvania, in 1985, with a B.S. degree in Accounting. From 2001 to 2004, Mr. Busshaus was Chief Financial Officer of Talanga International. Mr. Busshaus was an independent business consultant in 2000 as well as from 2004 until his hiring as controller of Wizzard Software Corporation in April of 2006.

       There are no family relationships between Mr. Busshaus and any other executive officer or director of the Company.

       During the past two years, there have been no material transactions, series of similar transactions or currently proposed transactions, to which the Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which Mr. Busshaus or any member of his immediate family had a material interest.

       The Company does not have an employment agreement with Mr.
  Busshaus.

       On May 22, 2006, the Company and Mr. Busshaus executed a Stock Option Plan and Agreement (the "Plan"), whereby the Company granted to Mr. Busshaus the option to purchase up to 137,500 shares of the Company's common stock, taking into account the Company's one-for-ten stock dividend that was paid in October, 2006. On May 26, 2006, the Company filed with the Securities and Exchange Commission a Registration Statement on Form S-8 with respect to the Plan shares.

       Options to purchase 22,000 Plan shares became exercisable on May 22, 2006, and options for the remaining 115,500 shares will become exercisable on March 31, 2007. As of the date hereof, Mr. Busshaus has not exercised any of his Plan options.

                               SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WIZZARD SOFTWARE CORPORATION


  Date: 1/29/07                    /s/ Christopher J. Spencer
        -------                  ---------------------------
                                 Christopher J. Spencer, Chief Executive
                                 Officer and President